Raymond James 33 rd Annual Institutional Investors Conference Orlando, FL March 5-6, 2012 Exhibit 99.1

Safe Harbor Statement

Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.
Potential risks and uncertainties include, but are not limited to, such factors as Diodes’ business and growth strategy; the introduction and market reception to new product announcements; fluctuations in product demand and supply; prospects for the global economy; continued introduction of new products; Diodes’ ability to maintain customer and vendor relationships;
technological advancements; impact of competitive products and pricing; growth in targeted markets; successful integration of acquired companies and/or assets; Diodes’ ability to successfully make additional acquisitions; risks of domestic and foreign operations, including excessive operation costs, labor shortages and joint venture prospects; unfavorable currency exchange rates; availability of tax credits; Diodes’ ability to maintain its current growth strategy or continue to maintain its current performance and loadings in manufacturing facilities; our future guidance may be incorrect; the global economic weakness may be more severe or last longer than Diodes currently anticipate; and other information detailed from time to time in filings with the
United States Securities and Exchange Commission.
This presentation also contains non-GAAP measures.  See the Company’s press release on February 8, 2012 titled, “Diodes
Incorporated Reports Fiscal 2011 and Fourth Quarter Financial Results” for detailed information related to the Company’s non-
GAAP measures and a reconciliation of GAAP net income (loss) to non-GAAP net income (loss).

Management Representative

Dr. Keh-Shew Lu
President and CEO
President and CEO   Since 2005
Director – Diodes            10 years
Texas Instruments           27 years
Experience:
Senior Vice President of TI Worldwide Analog and Logic
Senior Vice President of TI Worldwide Memory
President of Texas Instruments – Asia
Education:
Master's Degree and Doctorate in Electrical Engineering
Texas Tech University
Bachelor's Degree in Engineering
National Cheng Kung University - Taiwan

Company Representative

Laura Mehrl
Director of Investor Relations
Since May 2010
Experience:
Director of Investor Relations, Diodes Incorporated, Plano, Texas
Senior Business Development Manager, STMicroelectronics, Carrollton,
Texas
Sales Director for Analog Devices Inc., Shanghai, China
Product Marketing Manager at Texas Instruments (TI), Dallas, Texas
Senior Engineer at Lattice Semiconductor Inc., Hillsboro, Oregon
Wafer fab design engineer and product engineer at TI, Lubbock, Texas
Education:
BS in Electrical and Computer Engineering, University of Iowa
MBA with concentration in International Marketing, Texas Tech University

A leading global manufacturer and
supplier of high-quality application
specific, standard products
the broad discrete, logic and analog
markets, serving the computing,
consumer, industrial,
communications and automotive
segments.
About Diodes Incorporated
within

Business Objective
To consistently achieve
above-market profitable growth,
utilizing our innovative and
cost-effective packaging technology,
suited for high volume, high growth
markets by leveraging process expertise
and design excellence to deliver high
quality semiconductor products

Opto
Discrete
Diodes' SAM:
$10 - $12 bn
$23 bn
Micro/Special
$21 bn
Diodes' SAM:
$3 - $5 bn
$134 bn
$19 bn
Std Logic
$42 bn
Diodes' SAM:
$14 - $16 bn
$61 bn
Analog
Memory

2011 Total Semiconductor Market ($300 bn) Significant Market Opportunity Page 7

Packaging Capacity & Capability
Application Space
Power Density
Miniaturization
Customer Base
End Equipment Content
Product Performance
Product Breadth
Product Portfolio

Diodes Growth Strategy

Many Paths for Growth:
Product portfolio
Product arena
Product line expansion
Performance enhancement
Application space
Targeted end equipments
Broad customer base
Increased product
coverage
Packaging breadth
Broad packaging portfolio
Increased power density
Small form factor

2006
2010
Product Portfolio Progression

Discrete
Diodes
MOSFETs
Rectifiers
Transistors
Protection Devices
Analog
Power Management
Power Switches
Standard Linear
Sensors
LED Drivers
Logic
Low Voltage CMOS
High Speed CMOS
Advanced Ultra-Low
Power CMOS

Performance Enhancement

Diodes’ product upgrade has expanded our SAM
SBR (Super Barrier
Rectifiers) (Vb < 400v)
DIOFET
(Low R
DS(on)
, Vb < 100V)
CMOS LDO
(Low power)
DC-DC
(Asynchronous, high
current)
SKY Rectifiers
MOSFETs
Bipolar LDO
DC-DC
(Asynchronous)
DIODESTAR    Rectifiers
(Vb > 600v)
DIODESTAR    MOSFETs
(Ultra low R
DS(on)
, Vb > 600V)
Low Noise LDO
DC-DC
(Synchronous, with
low & high current)
TM
TM
TM
®

Efficiency, Functionality and Control for Smart Phones

LCD Backlighting
LED Drivers
Boost Converters
Schottky Diodes
LCD / OLED Display Bias
LCD Bias ICs
OLED Bias ICs
Schottky Diodes
LED Flash Module
Camera Flash Drivers
ZXMN series MOSFETs
Keypad Backlighting
LED Drivers
Boost Converters
Schottky Diodes
System Voltage Conversion
Low Dropout Regulators
DC-DC Converters
Schottky Diodes
Low-Saturation Bipolar Transistors
GPS Antenna Detection
Current Monitors
Flip / Slide Detection
Hall Effect Sensors
Hall Effect Drivers
Battery Power Management
USB Power Switches
Current Monitors
Charger ICs
Low-Saturation Bipolar Transistors
ZXMP series MOSFETs
RF Power Amplifier
Low Dropout Regulators

Strong Relationships Drive LCD/LED TV Product Roadmaps

LCD Display Buffer
40V High-gain BJT
System Power Conversion
Low Dropout Regulators
DC-DC Converters
Voltage References
Synchronous MOSFET Controllers
40V/100V SBR and Schottkys
Bridge Rectifier Diodes
LCD LED Backlighting
Current Monitors
400V High-gain NPN BJT
60V/100V High-gain NPN BJT
60V/100V N-channel MOSFETS
CCFL Backlighting
30V Low On-resistance MOSFETs
System Interface
USB Power Switches
Zener and TVS Arrays
System Power Management
Buck DC-DC Converters
Low Dropout Regulators
20V/30V/40V SBR® and Schottkys
30V P-Channel MOSFETs
30V Low-saturation PNP BJT
Antenna Tuner
DC-DC Converters
40V Schottkys
Audio Amplifier
Buck DC-DC Converters
Schottky Diodes
SBR

Product Breadth and Performance for Computing Platforms

LCD / LED Backlighting
LED Drivers
Boost Converters
Schottky Diodes
Battery Power Management
Current Monitors
Load Switches
Low-Saturation BJT
ZXMP series MOSFETs
System Voltage Conversion
Low Dropout Regulators
DC-DC Converters
Schottky Diodes
Low-Saturation BJT
Open / Close Detection
Hall Effect Sensors
Hall Effect Drivers
System Power Management
Buck DC-DC Converters
Low Dropout Regulators
Super Barrier Rectifiers
Schottky Diodes
P-Channel MOSFETs
Low-Saturation BJT
System Interface
USB Power Switches
Zener and TVS Arrays
Audio Amplifier
Buck DC-DC Converters
Schottky Diodes
Super Barrier Rectifiers
Wireless Connectivity
DC-DC Converters
Low Dropout Regulators

Packaging Focus: Miniaturization and Power Efficiency
TO252
TO220/263/
ITO220S
SOT223
SIP-3/4
SOT89
SOT666
SOT953/963
SOT26/363
SOT25/353
SOT143/SC82
PD-5
PM-III
PD-323
PD-123
Power DI
5060
SOT23F
SOT23/523
SC59
SOD-323F
SOD123/323
SOD323F
QFN 3~16 pin
0.4mm DFN
0.3mm DFN
DFN1006-2
DFN0603-2
SOIC14
SOLAR
PowerDI-5SP
TSOT23-3
WL-CSP
TSSOP14/16
DFN0806-3
DFN1114-3
Pyramid Stack
DFN5060-4
Bridge
SOIC-16
QSOP16/20L
MSOP8/10
SOIC8
TSSOP8
TSOT23-5/6

0,62 mm
0,32 mm
0,30 mm

DIODES

DIODES INCORPORATED

Packaging Focus: Miniaturization and Power Efficiency
Power Efficiency
Miniaturization
DFN 0603-2 Possibly
the smallest Discrete
semiconductor package.
Compared to a TO252, the
PowerDI
®
5 package delivers
twice the power density from
a 55% smaller footprint.
PowerDI
®
5
TO252

FABTECH

DIODES

30
28
26
24
22
20
18
16
14
12
10
8
6
4
2
0
2001 – 2011 (CAGR: 35%)
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

DIODES INCORPORATED

Efficient Manufacturing + Superior Processes

Shanghai-based packaging with capacity
approximately 28 billion units
Flexible and optimized manufacturing
process = low packaging cost
Additional packaging facilities in
Neuhaus, Germany and JV in Chengdu,
China
Bipolar process technology for
discrete and ICs
High volume 5” and 6” wafer fab in
Kansas City, Missouri for discretes
6” Wafer fab in Oldham, United Kingdom
Strong engineering capabilities
Packaging Wafer Fabs
Economies of Scale: Production Units in Shanghai (bn)
8.2bn
11.8bn
15.4bn
16.7bn
5.4bn
2.1bn
3.4bn
1.3bn
16.0bn
20.3bn
Capex Model = 10% - 12% of Revenue
23.2bn
25.3bn
27.8bn

OSRAM Hisense tyco Quanta SHINKO BOSE LAB126 DELPHI FUNAI

Huawei Technologies SAGEM Apple RADIANCE ECHOSTAR intel hp QUALCOMM LITEON wistron

MOTOROLA SHARP EMC power-one SAMSUNG SIEMENS AMD Schneider Electric DELTA

NOVATEL WIRELESS Microsoft LG Electronics DELL NVIDIA PHILIPS HELLA FLEXTRONICS ZTE

Panasonic Roche BOSCH BOSCH CMO Haier CELESTICA Cisco Systems AmTRAN EMERSON Pace LEXMARK

Continental BROADCOM AUO BRAUN HARMAN Honeywell htc Inventec RIM

COMPAL ELECTRONICS, INC. muRata Innovator in Electronics GE Hon Hai technicolor Jabil Circuit Skyworth CREE SANMINA

DIODES INCORPORATED

Collaborative Customer Relationships Page 17

70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
18.2%
8.1%
35.60%
18.1%
15.6%
-3.3%
59.9%
13.5%
16.9%
-0.5%
8.0%
-1.3%
4.0%
-12.2%
41.1%
34.4%
3.6%
-6.2%
2003
2004
2005
2006
2007
2008
2009
2010
2011

Annual Revenue Growth Rates Outperforming the Industry Page 18 2003 to 2011 Growth Diodes Inc.: 21 % SAM Industry: 4.4% Industry (Discrete + Analog) *Acquisition Years

Revenue Growth ( In millions ) 137 186 215 343 401 433 434 613 +41% 635 +3.6% 0 100 200 300 400 500 600 700 2003 2004 2005 2006 2007 2008 2009 2010 2011

Revenue Profile – 4Q2011
By Channel
By Region
By Segment

11%
78%
11%
Asia Pacific
Europe
North America
50%
50%
Distribution
OEM / EMS
28%
19%
16%
34%
3%
Industrial
Consumer
Communications
Automotive
Computing

Year 2011 Highlights
Revenue increased to a record $635.3 million, an increase of 3.6 percent over the $612.9 million in 2010;
Gross profit was 193.7 million compared to $224.9 million in 2010;
Gross margin 30.5 percent compared to 36.7 percent in 2010;
GAAP net income was $50.7 million, or $1.09 per diluted share, compared to $76.7 million, or $1.68 per diluted share in 2010; achieved 21 consecutive years of profitability;
Non-GAAP adjusted net income was a $58.0 million, or $1.24 per diluted share, compared to $82.9 million, or $1.82 per diluted share in 2010;
Achieved $61.7 million cash flow from operations. Excluding certain tax accounting adjustments related to the Convertible Senior Notes’ retirement, adjusted cash flow from operation was $77 million.  Net cash flow was a negative ($141.4) due to the retirement of the Convertible Senior Notes.

Fourth Quarter 2011 Financial Performance

(In millions except per share)
Revenue Growth (Q-Q)
EBITDA(Non- GAAP)
Revenue
$163.8
$160.6
$143.3
($20.5) ($17.3)
0.4%
(5%) (10.8%)
(12.5%)
(10.8%)
Gross Profit
$62.6
$45.2
$35.5
($27.1)
($9.7)
Gross Margin %
38.3%
28.1%
24.8%
(1350bp)
(330bp)
Operating Profit
$32.2
$13.4
$4.9
($27.3)
($8.5)
Net Income
$24.0 $10.0 $3.1
($20.9)
($6.9)
Earning per Share
$0.52
$0.21
$0.07
($0.45) ($0.14)
Cash Flow from Operations
$28.0
$17.0
($3.0)
($31.0) ($20.0)
$46.7
$29.2
$19.7
($27.0) ($9.5)
4Q10
3Q11
Y/Y
Q/Q
4Q11

Balance Sheet

Sept 30, 2011
Cash $271 $125 $130
Inventory $121 $139 $140
Current Assets $429 $427
Total Assets $847 $774 $793
Convertible Notes ST/LT $128 $0.236 0
Other Long-term Debt $  3 $  3 $  3
Total Liabilities $294 $156 $144
Total Equity $553 $617 $649
Dec 31, 2011
Dec 31, 2010
(adjusted)
In millions
$541

Manufacturing Cost Leadership
High-volume End-market Focus
Strong Customer Relationships
Aggressive New Product Introduction
Strategic Acquisitions
Innovative Process and Packaging Technology
Product Portfolio Expansion
Diodes Revenue Growth

DIODES INCORPORATED

Strategy: Profitable Growth Page 24

Thank you
Company Contact:
Diodes Incorporated
Laura Mehrl
Director of Investor Relations
P: 972-987-3959
E: laura_mehrl@diodes.com
Investor Relations Contact:
Shelton Group
Leanne K. Sievers
EVP, Investor Relations
P: 949-224-3874
E: lsievers@diodes.com
www.diodes.com